UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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pSivida Corp.

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On Thursday, May 4, 2017 at 4:30 p.m. (Eastern Daylight Time), pSivida Corp. (the “Company”) held a conference call and live webcast with its stockholders in which Nancy S. Lurker, the Company’s President and Chief Executive Officer, discussed, among other things, the Company’s planned Special Meeting of Stockholders (the “Special Meeting”), which the Company expects to hold on Tuesday, June 27, 2017, at 10:00 am. (Eastern Daylight Time) at the Company’s Corporate Headquarters located at 480 Pleasant Street, Watertown, Massachusetts 02472. Set forth below is the relevant portion of the transcript whereby Ms. Lurker addressed the Special Meeting, followed by a statement from the Company’s investor relations consultant.

NANCY LURKER

Thanks Len. Before opening the call up to questions, I’d like to follow up on Len’s comments regarding the use of our ATM. In order to execute the strategy we have laid out for you, which is to grow the top and bottom line and thereby increasing shareholder returns, we have to invest in the programs we are implementing and that requires additional resources. At the same time, our Australian Stock Exchange listing means that we are limited in terms of equity raise to 15% of our shares outstanding before getting shareholder approval. Our Board evaluated a variety of financing strategies and determined that the most efficient and minimally dilutive one given the boundaries we have to operate within was the ATM. The results from the effort illustrate it was the right decision and was well executed. At the same time, we are filing a proxy today for a special meeting of shareholders to fulfill an Australian Stock Exchange requirement to get shareholder approval to allow us to sell an additional 15% of our shares. Approval would enable us to maximize our options as we seek the resources required to execute our strategies in 2018. Our entire team is focused on executing several near-term objectives including:

•	Reporting the top line results from the second pivotal Phase 3 study in June

•	Submitting our filing with the EU regulators in June

•	Finalizing an EU out-license partnership for our three-year uveitis product during the summer months

•	Leveraging the clinical study data being presented at leading medical conferences to reinforce the strength of our science and technology

•	Continuing our collaborations with biopharmaceutical companies as well as entering into others.

•	Filing our NDA in the U.S. during the fourth quarter of calendar 2017

This is perhaps the most exciting period in the history of the Company – it’s important we maintain this positive momentum and it’s important we explore available strategies to meet the future capital resource needs required to achieve the Company’s growth objectives during 2018 and beyond as well as maximize shareholder value.

In summary, we have a number of milestones over the next few months and I look forward to providing updates as we continue to make solid progress.

DOUG SHERK

Thank you Nancy. Before we end the call, I would like to note that in connection with the special meeting of stockholders referenced above by Nancy, the Company will be filing a definitive proxy statement concerning the special meeting with the U.S. Securities and Exchange Commission. Before making any decision on how to vote at the special meeting, the Company’s stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information. The Company’s stockholders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting the Company Secretary, c/o pSivida Corp., 480 Pleasant Street, Watertown, MA 02472 United States. In addition, documents filed with the SEC will be available at no charge on the SEC’s website at www.sec.gov. The Company and its executive officers and directors may, under SEC rules, be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the special meeting. Certain information about such individuals, such as their ownership of shares of Company common stock and their interests in the solicitation with respect to the special meeting, will be more specifically set forth in the definitive proxy statement concerning the special meeting that will be filed with the SEC, which will be available free of charge from the SEC and the Company as I previously noted.

Forward-Looking Statements

Statements in this communication that are not strictly historical are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward looking statements. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties inherent in our business including, without limitation: our ability to achieve profitable operations and access to needed capital; safety and efficacy results of the second Durasert three-year uveitis Phase 3 clinical trial and the number of clinical trials and data required for the Durasert three-year uveitis marketing approval applications in the United States and European Union; our ability to file and the timing of filing and acceptance of the Durasert three-year uveitis marketing approval applications in the United States and European Union; our ability to use data in a United States new drug application from clinical trials outside the United States.; maintenance of European orphan designation for Durasert three-year uveitis; our ability to successfully commercialize Durasert three-year uveitis, if approved; consequences of fluocinolone acetonide side effects; our ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; our dependence on contract research organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; manufacturing risks; risks and costs of international business operations; effects of the potential United Kingdom exit from the European Union; legislative or regulatory changes; and other factors described in our filings with the Securities and Exchange Commission. You should read and interpret any forward-looking statements in light of these risks. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Important Information for Stockholders

The Company will file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting. COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement and other documents relating to the Special Meeting (when they are available) can be obtained free of charge at the SEC’s website at www.sec.gov or by contacting the Company Secretary, c/o pSivida Corp., 480 Pleasant Street, Watertown, MA 02472 United States.

Participants in the Solicitation

The Company and certain of its directors and executive officers may, however, be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Special Meeting. The names of the Company’s directors and executive officers and a description of their interests in the Company are set forth in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on October 26, 2016. Stockholders can obtain more detailed information regarding their interests in the solicitation with respect to the Special Meeting by reading the definitive proxy statement concerning the Special Meeting when it becomes available.